UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2014

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel 4951778
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-9241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, Barak Singer ceased serving as Chief Executive Officer of OphthaliX, Inc. (the “Company”) by mutual agreement with the Company. There were no disagreements between Mr. Singer and the Company or any officer or director of the Company in connection with Mr. Singer’s cessation as Chief Executive Officer of the Company. Mr. Singer will remain as an employee of the Company (but not Chief Executive Officer) through July 28, 2014. On the same day, Dr. Pnina Fishman, the Company’s current Chairman, was appointed to serve as the interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: June 3, 2014

By:

/s/ Pnina Fishman

Pnina Fishman, Interim CEO

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